UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 15, 2024

Central Index Key Number of the issuing entity: 0002028411

Wells Fargo Commercial Mortgage Trust 2024-5C1

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number 0001968416

Argentic Real Estate Finance 2 LLC
Central Index Key Number 0001701238

Citi Real Estate Funding Inc.
Central Index Key Number 0001592182

LMF Commercial, LLC
Central Index Key Number 0001541502

Goldman Sachs Mortgage Company
Central Index Key Number 0001685185

UBS AG
Central Index Key Number 0001722518

BSPRT CMBS Finance, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-257991-11	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On July 25, 2024, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) created Wells Fargo Commercial Mortgage Trust 2024-5C1 (the “Issuing Entity”) and caused the issuance of the Wells Fargo Commercial Mortgage Trust 2024-5C1, Commercial Mortgage Pass-Through Certificates, Series 2024-5C1 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated and effective as of July 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association (“WFB”), as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association (“CTCNA”), as certificate administrator and as trustee, and Pentalpha Surveillance LLC (“Pentalpha”), as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Each of the Mortgage Loans identified as “640 5th Avenue” and “Cummins Station” on Exhibit B to the Pooling and Servicing Agreement (the “640 5th Avenue Mortgage Loan” and the “Cummins Station Mortgage Loan,” respectively), which are assets of the Issuing Entity, is part of a whole loan (the “640 5th Avenue Whole Loan” and the “Cummins Station Whole Loan,” respectively) that includes such Mortgage Loan and other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that (A) the 640 5th Avenue Mortgage Loan is to be serviced and administered (i) until the securitization of Note A-1 in the 640 5th Avenue Whole Loan, under the BBCMS 2024-5C27 PSA, and (ii) from and after the securitization of such Note A-1, under the pooling and servicing agreement entered into in connection with the securitization of such Note A-1; and (B) the Cummins Station Mortgage Loan is to be serviced and administered (i) until the securitization of the related Servicing Shift Lead Note, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related Servicing Shift Lead Note, under the pooling and servicing agreement entered into in connection with that securitization.

On August 15, 2024, each of Note A-1 in the 640 5th Avenue Whole Loan and the Servicing Shift Lead Note in the Cummins Station Whole Loan were securitized pursuant to the BANK5 2024-5YR8 Mortgage Trust securitization transaction. As of such date, each of the 640 5th Avenue Mortgage Loan and the Cummins Station Mortgage Loan is being serviced and administered under the Pooling and Servicing Agreement, dated as of August 1, 2024 (the “BANK5 2024-5YR8 PSA”), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, WFB, as master servicer, Greystone Servicing Company LLC (“Greystone”), as special servicer, CTCNA, as certificate administrator and as trustee, and Pentalpha, as operating advisor and as asset representations reviewer. The BANK5 2024-5YR8 PSA is attached hereto as Exhibit 99.1.

The terms and conditions of the BANK5 2024-5YR8 PSA applicable to the servicing of the 640 5th Avenue Mortgage Loan and the Cummins Station Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on July 18, 2024 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer (WFB) will accrue at a rate of 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the 640 5th Avenue Mortgage Loan and the Cummins Station Mortgage Loan).

•	The special servicing fee payable to the related Non-Serviced Special Servicer (Greystone) with respect to each of the 640 5th Avenue Mortgage Loan and the Cummins Station Mortgage Loan if such Mortgage Loan is a specially serviced loan thereunder will accrue at a rate equal to 0.2500% per annum, subject to a monthly minimum servicing fee of $3,500 for the related Whole Loan;

•	The workout fee payable to the related Non-Serviced Special Servicer with respect to each of the 640 5th Avenue Mortgage Loan and the Cummins Station Mortgage Loan if such Mortgage Loan is a corrected loan thereunder will accrue at a rate equal to 1.00%;

•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to each of the 640 5th Avenue Mortgage Loan and the Cummins Station Mortgage Loan will accrue at a rate equal to 1.00%, subject to a minimum liquidation fee of $25,000 for the related Whole Loan; and

•	The powers and duties of the Non-Serviced Operating Advisor under the BANK5 2024-5YR8 PSA differ in certain respects from those of the operating advisor under the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

99.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
Name: Lee Green Title: Managing Director

Dated: August 20, 2024

Exhibit Index

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.